UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005

                         UNITED FINANCIAL MORTGAGE CORP.
               (Exact Name of Registrant as Specified in Charter)

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
              Illinois                                 1-14127                              36-43440533
    (State or Other Jurisdiction            (Commission File Number)             (IRS Employer Identification No)
          of Incorporation)
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                          815 Commerce Drive, Suite 100
                            Oak Brook, Illinois 60523
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 571-7222

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Item 7.01.        Regulation FD Disclosure.

     United Financial Mortgage Corp. (the "Company") announced on Thursday, January 06, 2005 that it has completed the acquisition of Plus Funding. A copy of the Company's press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

     The information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended ,or the Exchange Act.

                           Forward-Looking Information

         This Current Report on Form 8-K contains, and future oral and written statements may contain, forward-looking statements within the meaning of such term in the Private Securities Litigation Reform Act of 1995 with respect to the Company's business, financial condition, results of operations, plans, objectives and future performance. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements, including, among others, changes in demand for mortgage loans, the Company's access to funding sources and the terms upon which it can obtain financing, assumptions underlying the value of the Company's retained mortgage loan-servicing rights, the impact of economic slowdowns or recessions, management's ability to manage the Company's growth and planned expansion, difficulties in integrating or operating newly acquired businesses, competition in the Company's market, changes in government regulations, the Company's ability to expand origination volume while reducing overhead, the impact of new legislation or court decisions restricting the activities of lenders or suppliers of credit in the Company's market, other risk factors disclosed from time to time in the Company's filings with the Securities and Exchange Commission and the inability of the Company to manage the risks associated with the foregoing as well as anticipated.

         These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press release to announce acquisition of Plus Funding.

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNITED FINANCIAL MORTGAGE CORP.

                                     By: /s/ Steve Khoshabe
                                         ---------------------------------------
                                         President and Chief Executive Officer

Date:  January 7, 2005

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                                INDEX TO EXHIBITS

Exhibits

Exhibit 99.1 Press release to announce acquisition of Plus Funding.